UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  January 18, 2006

Real Mex Restaurants, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	333-116310	13-4012902
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5660 Katella Avenue, Suite 100
Cypress, CA		90630
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (562) 346-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION

See Items 8.01 and 9.01 below.

Item 8.01 - OTHER EVENTS

On January 18, 2006, the Company issued a press release announcing that it plans to appoint financial advisors to assist the Company in exploring and evaluating strategic alternatives.   The Company also announced in this press release preliminary unaudited revenues for the fiscal year ended December 25, 2005.  The press release issued by the Company is furnished as Exhibit 99.1 to this report.

Item 9.01. - FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description
99.1	Press release issued by the Company dated January 18, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REAL MEX RESTAURANTS, INC.

Dated: January 18, 2006	By:	/s/ Steven Tanner
Steven Tanner
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release issued by the Company dated January 18, 2006.